SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2016

AmeriCredit Automobile Receivables Trust 2016-1

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-206924-01	47-7309827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The Form 8-K relating to the Items described below was originally filed on January 27, 2016. This Form 8-K/A is being filed to correct an error in the definition of “Noteholders’ Interest Distributable Amount” contained in Exhibit 4.3 (Sale and Servicing Agreement). This correction conforms the day count for the first Interest Period to the day count set forth in the Prospectus relating to the Notes. A corrected version of Exhibit 4.3 is filed with this Form 8-K/A, but this Form 8-K/A does not update, modify or amend any other information or any other exhibits as originally filed on the related Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2016-1 (the “Issuing Entity”), to issue $216,000,000 Class A-1 0.75000% Asset Backed Notes (the “Class A-1 Notes”), $240,000,000 Class A-2-A 1.52% Asset Backed Notes (the “Class A-2-A Notes”), $160,430,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), $257,600,000 Class A-3 1.81% Asset Backed Notes (the “Class A-3 Notes”), $94,150,000 Class B 2.30% Asset Backed Notes (the “Class B Notes”), $116,880,000 Class C 2.89% Asset Backed Notes (the “Class C Notes”), $114,940,000 Class D 3.59% Asset Backed Notes (the “Class D Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), $27,270,000 Class E 0.00% Asset Backed Notes (the “Class E Notes”), and an Asset Backed Certificate (the “Certificate”), on January 21, 2016 (the “Closing Date”). The Publicly Offered Notes are registered under the Registration Statement. This Current Report on Form 8-K/A is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. The Publicly Offered Notes were sold to BNP Paribas Securities Corp. (“BNP Paribas”), Deutsche Bank Securities Inc. (“Deutsche Bank”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Morgan Stanley & Co. LLC (“Morgan Stanley” and collectively with BNP Paribas, Deutsche Bank and J.P. Morgan, the “Representatives”), Barclays Capital Inc. (“Barclays”), Citigroup Global Markets Inc. (“Citigroup”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), and Wells Fargo Securities, LLC (“Wells Fargo Securities” and collectively with the Representatives, Barclays, Citigroup and Credit Suisse, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of January 12, 2016 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and the Representatives.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of December 9, 2015, as amended and restated as of January 13, 2016 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Publicly Offered Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of January 13, 2016 (the “Indenture”), between the Issuing Entity and The Bank of New York Mellon (“BNYM”), as Trustee and Trust Collateral Agent.

AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of January 13, 2016 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of January 13, 2016 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and BNYM, as Trust Collateral Agent.

AmeriCredit, as Servicer, agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) agreed to provide its banking services for the deposit of remittances related to the Receivables pursuant to the Lockbox Account Agreement, attached hereto as Exhibit 10.2, dated as of January 13, 2016 (the “Lockbox Account Agreement”), among BNYM, as Trustee, AmeriCredit and JPMorgan Chase, as Processor, and Regulus Group II LLC (“Regulus”) has agreed to collect and deposit remittances related to the Receivables into the lockbox account pursuant to the Lockbox Processing Agreement, attached hereto as Exhibit 10.3, dated as of January 13, 2016 (the “Lockbox Processing Agreement”), among BNYM, as Trustee, AmeriCredit and Regulus.

The Issuing Entity has engaged Clayton Fixed Income Services LLC (“Clayton”) as Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, attached hereto as Exhibit 10.6, dated as of January 13, 2016 (the “Asset Representations Review Agreement”), among the Issuing Entity, AmeriCredit, as Servicer, and Clayton, as Asset Representations Reviewer. The Asset Representations Reviewer has agreed to perform reviews of certain Receivables for compliance with the representations and warranties made by AmeriCredit and AFS SenSub about the Receivables.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of January 12, 2016, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives (see Exhibit 1.1 to Form 8-K filed on January 14, 2016, in connection with Registration Statement Nos. 333-206924 and 333-206924-01, which is incorporated by reference herein).

4.1 Indenture, dated as of January 13, 2016, between the Issuing Entity and BNYM, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of January 13, 2016, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of January 13, 2016, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and BNYM, as Trust Collateral Agent.

5.1 Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on January 21, 2016, in connection with Registration Statement Nos. 333-206924 and 333-206924-01, which is incorporated by reference herein).

8.1 Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on January 21, 2016, in connection with Registration Statement Nos. 333-206924 and 333-206924-01, which is incorporated by reference herein).

10.1 Purchase Agreement, dated as of January 13, 2016, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Lockbox Account Agreement, dated as of January 13, 2016, among AmeriCredit, BNYM, as Trustee, and JPMorgan Chase, as Processor.

10.3 Lockbox Processing Agreement, dated January 13, 2016, among AmeriCredit, BNYM, as Trustee, and Regulus, as Processor.

10.6 Asset Representations Review Agreement, dated January 13, 2016, among the Issuing Entity, AmeriCredit, as Servicer, and Clayton, as Asset Representations Reviewer.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and General Motors Financial of Canada, Ltd. (see Exhibit 10.5 to Form SF-3/A filed on December 7, 2015, in connection with Registration Statement No. 333-206924, which is incorporated by reference herein).

36.1 Depositor certification for shelf offerings of asset-backed securities (see Exhibit 36.1 to Form 8-K filed on January 14, 2016, in connection with Registration Statement Nos. 333-206924 and 333-206924-01, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2016-1

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: January 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 12, 2016, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the Underwriters (see Exhibit 1.1 to Form 8-K filed on January 14, 2016, in connection with Registration Statement Nos. 333-206924 and 333-206924-01, which is incorporated by reference herein).

4.1	Indenture, dated as of January 13, 2016, between AmeriCredit Automobile Receivables Trust 2016-1, as Issuing Entity, and The Bank of New York Mellon, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of January 13, 2016, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of January 13, 2016, among AmeriCredit Automobile Receivables Trust 2016-1, as Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and The Bank of New York Mellon, as Trust Collateral Agent.

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on January 21, 2016, in connection with Registration Statement Nos. 333-206924 and 333-206924-01, which is incorporated by reference herein).

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on January 21, 2016, in connection with Registration Statement Nos. 333-206924 and 333-206924-01, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of January 13, 2016, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Lockbox Account Agreement, dated as of January 13, 2016, among AmeriCredit Financial Services, Inc., The Bank of New York Mellon, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.3	Lockbox Processing Agreement, dated as of January 13, 2016, among AmeriCredit Financial Services, Inc., The Bank of New York Mellon, as Trustee, and Regulus Group II LLC, as Processor.

10.6	Asset Representations Reviewer Agreement, dated as of January 13, 2016, among AmeriCredit Automobile Receivables Trust 2016-1, as Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between General Motors Financial of Canada, Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

36.1	Depositor certification for shelf offerings of asset-backed securities (see Exhibit 36.1 to Form 8-K filed on January 14, 2016, in connection with Registration Statement Nos. 333-206924 and 333-206924-01, which is incorporated by reference herein).